UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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THE DUN & BRADSTREET CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 9, 2018, The Dun & Bradstreet Corporation (the “Company”) distributed letters and emails to certain customers, vendors and business partners of the Company, copies of which are set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

These communications include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the transaction announced on August 8, 2018 (the “Transaction”) transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attacks and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; the Company’s ability to renew large contracts and the related revenue recognition and timing thereof; the impact of macroeconomic challenges on the Company’s customers and vendors; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the Company’s ability to acquire and successfully integrate other businesses, products and technologies; adherence by third-party members of Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to the Company’s quality standards and to the renewal of their agreements with Dun & Bradstreet; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

Customer Letter

To Our Valued Customers,

Today, we announced that we have entered into a definitive agreement under which an investor group led by CC Capital, Cannae Holdings and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with a group of other distinguished investors, will acquire Dun & Bradstreet in a transaction valued at approximately $6.9 billion. Following completion of the transaction, we will become a privately held company.

Our Board of Directors conducted a thoughtful and comprehensive review of the value creation opportunities available to the Company as part of a full portfolio and business assessment and exploration of strategic alternatives with multiple financial sponsors. Having spent significant time considering a variety of options, the Dun & Bradstreet Board of Directors is confident that moving forward with the support and resources from these investors—as well as the flexibility that comes with being private—is in the best interest of our company and by extension, you, our customers.

Since our founding more than 177 years ago, our mission has been to help businesses like yours thrive, and we take your trust in our company seriously. Our new ownership structure is expected to drive innovation and simplify how we operate, enabling us to put more data, analytics and insights in your hands to help support your business goals and improve your performance. We believe these investors are ideal partners to support Dun & Bradstreet’s future growth.

We expect the transaction will close within six months. Meanwhile, Dun & Bradstreet is operating normally and under the leadership of Tom Manning, Chief Executive Officer. We remain focused on providing you with outstanding service. After the transaction closes, we anticipate we will continue to operate much as we do today.

We are confident that with the support of these investors, we will be well-positioned to serve our current and future customers as the global leader in commercial data, analytics and insights for businesses. We thank you for your business and we look forward to working with you for years to come.

Sincerely,

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

Letter to Vendors / Suppliers

Dear [Vendor Name],

Yesterday, we announced that we have entered into a definitive agreement under which an investor group led by CC Capital, Cannae Holdings and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with a group of other distinguished investors, will acquire Dun & Bradstreet in a transaction valued at approximately $6.9 billion. Following completion of the transaction, we will become a privately held company.

Our Board of Directors conducted a thoughtful and comprehensive review of the value creation opportunities available to the Company as part of a full portfolio and business assessment and exploration of strategic alternatives with multiple financial sponsors. Having spent significant time considering a variety of options, we are confident that being a privately held company with the support and resources from these investors and the flexibility that comes with being private is in the best interest of our customers, partners, company and employees.

Since our founding more than 177 years ago, our customers have been our top priority, and we take their trust in our company seriously. Our new ownership structure is expected to drive innovation and simplify how we operate, enabling us to put more data, analytics and insights in the hands of our customers to help support their business goals and improve their performance.

We expect the transaction will close within six months. After the transaction closes, we anticipate we will continue to operate much as we do today.

We thank you for your continued service and support to Dun & Bradstreet.

Sincerely,

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

Alliance Partner Letter

Dear Valued Partner,

I wanted to write to you directly about an announcement we just made. Yesterday, we announced our intention to become a private company in a transaction that will better position us to serve our customers and partners and help ensure that our organization remains the global leader in commercial data, analytics and insights for businesses. Under the terms of the agreement, an investor group led by CC Capital, Cannae Holdings and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with a group of other distinguished investors, will acquire Dun & Bradstreet in a transaction valued at approximately $6.9 billion. Read the full press release here: http://investor.dnb.com/news-releases/news-release-details/dun-bradstreet-enters-definitive-agreement-be-acquired-investor.

Our Board of Directors conducted a thoughtful and comprehensive review of the value creation opportunities available to the Company as part of a full portfolio and business assessment and exploration of strategic alternatives with multiple financial sponsors. Having spent significant time considering a variety of options, we are confident that being a privately held company with the support and resources from these investors and the flexibility that comes with being private is in the best interest of our entire company – and by extension to the benefit of our customers and you, our partners. We believe these investors are ideal partners to support Dun & Bradstreet’s future growth.

We expect the transaction will close within six months. Meanwhile, Dun & Bradstreet is operating normally and we remain focused on partnering with you to provide outstanding service to all of our customers. After the transaction closes, we anticipate we will continue to operate much as we do today. Working together, I know we will continue to deliver the data and insights that help our customers meet the challenges and opportunities of this ultra-competitive business world.

We thank you for your partnership and we look forward to working with you for years to come.

Regards,

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.

Message to the Dun & Bradstreet Worldwide Network

Dear Colleagues:

I wanted to write to you directly about an announcement we just made. Today, we announced our intention to become a private company in a transaction that will better position us to serve our customers and partners and help ensure that our organization remains the global leader in commercial data, analytics and insights for businesses. Under the terms of the agreement, which was unanimously approved by the Dun & Bradstreet Board of Directors, an investor group led by CC Capital, Cannae Holdings and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with a group of other distinguished investors, will acquire Dun & Bradstreet in a transaction valued at approximately $6.9 billion. Read the full press release which is attached.

Our Board of Directors conducted a thoughtful and comprehensive review of the value creation opportunities available to the Company as part of a full portfolio and business assessment and exploration of strategic alternatives with multiple financial sponsors. Having spent significant time considering a variety of options, we are confident that being a privately held company with the support and resources from these investors and the flexibility that comes with being private is in the best interest of our entire company and by extension to the benefit of our customers and partners.

Let me share why we believe CC Capital is an ideal partner to support Dun & Bradstreet’s future growth. CC Capital is a private investment firm founded in 2016 by Chinh Chu with a focus on owning and operating high-quality companies for the long term. Prior to founding CC Capital, Mr. Chu had a successful 25-year career at Blackstone, where he played an instrumental role in building Blackstone’s Private Equity business and served as the Co-Chairman of the Private Equity Group. Mr. Chu currently serves as Co-Chairman of the Board of Directors of Fidelity & Guaranty Life, a prior investment in which he partnered with Bill Foley.

Bill Foley, in part through his investment firm Cannae Holdings, has an unparalleled investing track record. He has created $68 billion in public market value through his companies Fidelity National Financial (FNF) where he was formerly Chairman of the Board and Fidelity National Information Services where he was formerly Vice-Chairman of the Board. Mr. Foley built FNF into the largest title insurance company in the world. He has successfully completed over 100 strategic acquisitions throughout his career.

THL is a premier private equity firm investing in middle market growth companies, headquartered in North America, exclusively in four industry sectors: Business & Financial Services, Consumer & Retail, Healthcare, and Media, Information Services & Technology. Using the firm’s deep domain expertise and the internal operating capabilities of its Strategic Resource Group, THL seeks to create deal sourcing advantages, and to accelerate growth and improve operations in its portfolio companies in partnership with management teams.

I will lead Dun & Bradstreet as Chief Executive Officer through the closing of the transaction. After the transaction closes, which we expect to occur within six months we anticipate we will operate much as we do today and continue to work alongside all of you - our local and regional – partners to best serve our customers. While our company will no longer be publicly traded on the New York Stock Exchange, our drive to cement our position as the commercial data, insights and analytics partner of choice for businesses around the world remains unchanged.

Rest assured, the strength of our Worldwide Network Partnership will continue to be an integral part of Dun & Bradstreet moving forward.

We thank you for your partnership and we look forward to working with you for years to come.

Regards,

Tom

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed Transaction, including the failure of the Company’s stockholders to approve the proposed Transaction or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed Transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

The Company will file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Transaction. We urge investors and security holders to read the proxy statement when it becomes available because it will contain important information regarding the proposed Transaction. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when it is available) and other documents filed by the Company with the SEC relating to the proposed Transaction for free by accessing the Company’s website at www.dnb.com by clicking on the link for “Investor Relations”, then clicking on the link for “Financial Information” and selecting “Annual Reports and Proxies.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the proxy statement when it is filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2018. You can obtain free copies of these documents from the Company using the contact information above.